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                                                                    EXHIBIT 10.2

                             FIRST AMENDMENT TO THE

                                  BIOMED REALTY
                         401(K) RETIREMENT SAVINGS PLAN

      BIOMED REALTY, L.P. (the "Employer") hereby amends the BIOMED REALTY 401(K) RETIREMENT SAVINGS PLAN to be effective as specified below:

            1.    The following paragraph is added to the Plan's preamble:

                  "This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment."

            2.    Paragraph H.2 of Article I is amended to add the following:

                  "Effective on and after January 1, 2002, catch-up contributions described in Paragraph D.2 of Article IV shall apply.

                  Effective on and after January 1, 2002, a Participant will have the right to increase his or her Elective Contributions from a maximum of twenty-five percent (25%) of Compensation to one hundred percent (100%) of Compensation."

            3. If applicable, Paragraph M.4 of Article I is amended to replace 25% with 100% wherever it appears.

            4. Effective after December 31, 2001, Paragraph T of Article I is amended to accept Rollover Contributions and direct rollovers of Eligible Rollover Distributions from the types of plans specified below:

            "An annuity contract described in Section 403(b) of the Code.

            An eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

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            A Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income."

            5. Paragraph V of Article I with respect to Matching Contributions is not affected since the current vesting schedule for Matching Contributions satisfy Section 4II of the Code as amended by EGTRRA.

            6. Paragraph BB of Article I is amended to add the following paragraph:

            "A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Employee After-Tax Contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later."

            7.    Paragraph DD of Article I is amended to add paragraph DD.5:

            "5. For distributions made after December 31, 2001 to Participants who have separated from service after December 31, 2000, this Plan shall exclude Rollover Contributions (and earnings allocable thereto) in determining the value of the Participant's vested Accrued Benefit for purposes of the involuntary cash-out limit of $5,000."

            8. Paragraph EE of Article I is amended to add the following paragraph:

                  "Distribution upon severance from employment shall apply for distributions after December 31, 2001."

            9.    Paragraph A.11 of Article II is amended to add subparagraph
(c):

                  "(c) For Plan Years beginning after December 31, 2001, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000. The Compensation Limitation shall be adjusted for cost-of-living increases in accordance with
Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year."

            10. Paragraph A.11 of Article II is amended to add a reference to subparagraph (c) in the last paragraph thereof.

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            11.   Paragraph A.16 of Article II is amended to add the following sentence:

                  "Effective for Limitation Years beginning after December 31, 2001, Defined Contribution Dollar Limitation means $40,000 as adjusted for increases in the cost-of-living under Section 415(d) of the Code."

            12. Paragraph A.28 of Article II is amended to add the following paragraph:

                  "For distributions made after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. An Eligible Retirement Plan shall also apply in the case of a distribution made to a Surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relation Order."

            13. Paragraph A.29 of Article II is amended to add the following paragraphs:

                  "Notwithstanding the above, any amount that is distributed on account of hardship on and after January 1, 2002, shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                  A portion of a distribution made after December 31, 2001 shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Employee After-Tax Contributions which are not includible in gross income. However, such portion may be transferred only to a traditional individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

            14.   Paragraph D.2 of Article IV is amended to add the following:

                  "If provided in Paragraph H.2 of Article I, all Employees who are eligible to make Elective Contributions under this Plan and who have attained age 50 by the end of the taxable year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of,
Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan

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implementing the requirements of Section 401(K)(3), 401(K)(11), 410(b), or 416
of the Code, as applicable, by reason of the making of such catch-up contributions."

            15. Paragraph H of Article IV is amended to add the following paragraph:

                  "Except to the extent permitted under H.2 of Article I as amended by this amendment relating to catch-up contributions and Section 414(v) of the Code, if applicable, no Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year."

            16.   Paragraph P of Article IV is amended to add Paragraph P.7:

                  "7.   If provided in Article I, this paragraph shall apply for
distributions and severances from employment occurring after the dates specified in Article I. A Participant's Elective Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Contributions, and earnings attributable to such contributions shall be distributed on account of the Participant's severance from employment. However, such distributions shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed."

            17. Subparagraph Q.3(c) of Article IV is amended to add the following paragraph:

                  "Notwithstanding the preceding paragraph, a Participant who receives a distribution of Elective Contributions after December 31, 2001, on account of hardship shall be prohibited from making Elective Contributions and Employee After-Tax Contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution. A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions and Employee After-Tax Contributions under this and all other plans of the Employer for the period specified by the Employer in Article I."

            18. Paragraph E.1 of Article V is amended in its entirety to read as follows:

                  "1.   Dollar Amount and Percentage Limitations. Except to the
extent permitted under H.2 of Article I as amended by this amendment relating to catch-up contributions, and Section 414(v) of the Code, the Annual Addition to a Participant's Accounts shall not exceed the lesser of:

                        (a)   The Defined Contribution Dollar Limitation; or

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                        (b)   100% of the Participant's Section 415 Compensation
for the Limitation Year; provided, however, that this compensation limitation shall not apply to:

                              (i)   Any contribution for medical benefits
(within the meaning of Section 401(h) or 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition; or

                              (ii)  Any amount otherwise treated as an Annual
Addition under Section 415(l)(1) of the Code.

                        (c) For purposes of applying the limitation described in this Paragraph E, Section 415 Compensation shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code."

            19. Paragraph B.3 of Article VI is amended to add the following paragraph:

                  "If provided in Article I, for purposes of this Paragraph B.3, the value of a Participant's vested Accrued Benefit shall be determined without regard to that portion of the vested Accrued Benefit that is attributable to Rollover Contributions (and earnings allocable thereto). If the value of the Participant's vested Accrued Benefit as so determined is $5,000 or less, the Plan shall distribute the Participant's entire vested Accrued Benefit."

            20. Paragraph H of Article VII is amended to add the following sentence to the second to last paragraph:

                  "Effective for Plan loans made after December 31, 2001, the preceding sentence prohibiting loans to any Owner-Employee or Shareholder-Employee shall cease to apply."

                  The provisions of items 21 through 25 of this amendment shall apply for purposes of determining whether the Plan is a top-heavy plan under
Section 416(g) of the Code for Plan Years beginning after December 31, 2001 and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such year.

            21.   The following paragraph is added to the preamble of Article
VIII:

                  "For Plan Years beginning December 31, 2001, the top-heavy requirements of Section 416 of the Code and Paragraph E of this Article VIII shall not apply, if this Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(K)(12) of the Code and Matching Contributions that comply with the requirements of Section 401(m)(11) of the Code. "

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            22.   Paragraph A.2 of Article VIII is amended for Plan Years
beginning after December 31, 2001 to read as follows:

                  "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was (i) an officer of the Employer having
Section 415 Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002); (ii) a 5% Owner of the Employer; or (iii) a 1% Owner of the Employer having Section 415 Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder."

            23. Paragraph C.2 of Article VIII is amended to add the following paragraph:

                  "For Plan Years beginning after December 31, 2001, the present values of Accrued Benefits and Accounts of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from employment, death, or Total Disability, this provision shall be applied by substituting five (5) year period for one (1) year period."

            24. Paragraph C.5 of Article VIII is amended to add the following paragraph:

                  "For Plan Years beginning after December 31, 2001, Accounts and Accrued Benefits of any individual who has not performed services for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account."

            25. Paragraph E.3 of Article VIII is amended to add the following paragraph:

                  "For Plan Years beginning after December 31, 2001, Matching Contributions shall be taken into account for purposes of satisfying the top-heavy minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under this Plan or, if Article I provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for

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purposes of the Contribution Percentage test and other requirements of Section
401(m) of the Code."

            26. Paragraph B of Article X is amended to add the following paragraph:

                  "If provided in Article I, this Plan will accept Rollover Contributions and direct rollovers of distributions made after December 31, 2001, from the types of plans specified in Article I, beginning on the effective date specified in Article I."

            27.   Paragraph O of Article X is amended to add Paragraph O.3:

                  "3    Repeal of Multiple Use.

                        For Plan Years beginning after December 31, 2001, the multiple use test described in Treasury Regulation Section 1.401(m)-2 and this Paragraph O shall not apply."

            IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed by its duly represented officer, this 10th of January, 2005.

                                           EMPLOYER:
                                           BIOMED REALTY, L.P.

                                           By:     /s/ John Wilson
                                               ____________________________

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